UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 21, 2008

Healthaxis Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-13591	23-2214195
(Commission File Number)	(IRS Employer Identification No.)

7301 North State Highway 161, Suite 300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:  Entry into a Material Definitive Agreement.

On October 21, 2008, Healthaxis Inc. (the “Company” or “Healthaxis”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”) with Outsourcing Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and BPO Management Services, Inc., a Delaware corporation (“BPOMS”).  The full text of the Amendment is filed herewith as Exhibit 10.1.  Under the terms of the Merger Agreement, Merger Sub will merge with and into BPOMS, with BPOMS surviving the merger and becoming a wholly-owned subsidiary of Healthaxis (the “Merger”).  In connection with the Merger, the Company will issue shares of its common stock and shares of a new series of preferred stock, designated as Healthaxis Series B Convertible Preferred Stock, in exchange for the outstanding stock and certain warrants held by BPOMS securityholders.  The Amendment makes certain changes to the exchange ratios set forth in the Merger Agreement that are used to determine the amount of Healthaxis securities that will be issued in exchange for certain BPOMS securities.  Based on the fixed exchange ratios contained in the Amendment, it is expected that immediately following the closing of the merger, current BPOMS securityholders will own approximately 75% of the surviving public company and current Healthaxis securityholders will own approximately 25% of the surviving public company, on a fully-diluted, as-converted basis.  Appropriate conforming changes were made to the Certificate of Designation of the Series B Convertible Preferred Stock, filed herewith as Exhibit 10.2.

In addition, the Amendment changed the termination date set forth in the Merger Agreement from December 31, 2008 to January 31, 2009.

The Amendment also revises the terms of the termination fee initially set forth in the Merger Agreement.  Previously, under any circumstances giving rise to the payment of the termination fee pursuant to the terms of the Merger Agreement, the amount of the termination fee was $500,000.  Pursuant to the terms of the Amendment, Healthaxis shall pay BPOMS a termination fee of $1.0 million if the Merger Agreement is terminated:

•                                by BPOMS or Healthaxis as a result of the Healthaxis board of directors failing to make, withdrawing or modifying adversely to BPOMS its approval or recommendation of the Merger Agreement, or Healthaxis entering into a definitive agreement providing for the implementation of a superior offer, at any time on or after October 27, 2008; or

•                                by Healthaxis after January 31, 2009 and if, prior to January 31, 2009, the Healthaxis board of directors received an “acquisition proposal” from another party and if Healthaxis then completes an acquisition transaction with that party at any time on or before December 31, 2009.

In addition, BPOMS shall pay Healthaxis a termination fee of $1.0 million if the Merger Agreement is terminated by BPOMS or Healthaxis as a result of the BPOMS board of directors failing to make, withdrawing or modifying adversely to Healthaxis its approval or recommendation of the Merger Agreement, or BPOMS’ entering into a definitive agreement providing for the implementation of a superior offer, at any time on or after October 27, 2008.

The foregoing description of the Amendment and other documents referenced herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and such other documents, which are filed as Exhibits hereto.  The Amendment and other documents are included to provide investors and securityholders with information regarding the terms of the Merger and related transactions.

Forward-Looking Statements

This report contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed Merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions.  Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements.  The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and exceptions discussed.  For instance, although BPOMS and Healthaxis have signed an agreement to merge, there is no assurance that they will complete the proposed merger.  The Merger Agreement will terminate if the companies do not receive necessary approvals from BPOMS’ stockholders and Healthaxis’ shareholders or if either BPOMS or Healthaxis fails to satisfy other conditions to closing.  Other risks and uncertainties to which the companies are subject are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption “Risk Factors” and elsewhere, including, without limitation, in BPOMS’ Annual Report on Form 10-KSB for the year ended December 31, 2007 and subsequent Quarterly Reports on Forms 10-QSB and 10-Q, and in Healthaxis’ Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.  Copies of BPOMS’ and Healthaxis’ filings with the SEC can be obtained on their websites, or at the SEC’s website at www.sec.gov.  One or more of these factors have affected, and could affect BPOMS’ and Healthaxis’ business and financial results in future periods, and could cause actual results related to the Merger to differ materially from plans and projections.  Any forward-looking statement is qualified by reference to these risks, uncertainties and factors.  Forward-looking statements speak only as of the date of the documents in which they are made.  These risks, uncertainties and factors are not exclusive, and the Company undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this report, except as required by law.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting the Company by mail at 7301 North State Highway 161, Suite 300, Irving, TX 75039, Attn: Ron Herbert, or by telephone at (972) 443-5000. In addition, documents filed with the SEC by the Company are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction will be included in the Company’s proxy statement described above. Information regarding the Company’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007. This document is available free of charge at the SEC’s website at www.sec.gov and from the Company as described above.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit	Description

10.1	Amendment to Agreement and Plan of Merger, dated October 21, 2008, among Healthaxis Inc., Outsourcing Merger Sub, Inc., and BPO Management Services, Inc.

10.2	Form of Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Healthaxis Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2008

HEALTHAXIS INC.

By:	/s/ Ronald K. Herbert
Ronald K. Herbert
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment to Agreement and Plan of Merger, dated October 21, 2008, among Healthaxis Inc., Outsourcing Merger Sub, Inc., and BPO Management Services, Inc.

10.2	Form of Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Healthaxis Inc.